COMMON STOCK	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Common Stock Note Disclosure [Text Block]
12.	COMMON STOCK

The Company is authorized to issue 2,000,000,000 shares of common stock, $0.001 par value. The holders of common stock: (i) have equal rights to dividends from funds legally available therefore, ratably when as and if declared by the Company’s Board of Directors; (ii) are entitled to share ratably in all assets of the Company available for distribution to holders of common stock upon liquidation, dissolution, or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions applicable thereto; (iv) are entitled to one non-cumulative vote per share of common stock, on all matters which shareholders may vote on at all meetings of shareholders; and (v) the holders of common stock have no conversion, preemptive or other subscription rights.  There is no cumulative voting for the election of directors.   Each holder of our common stock is entitled to one vote for each share of our common stock held on all matters submitted to a vote of stockholders. As of December 31, 2014, our Board of Directors had declared no dividends payable to holders of our common stock.

Common stock private placement

In March 2014, the Company entered into an equity financing agreement (“LPC Purchase Agreement”) with Lincoln Park Capital Fund LLC (“LPC”) whereby LPC is obligated to purchase up to $20,000 of the Company’s common stock from time to time over a 30 month period, as directed by the Company and subject to certain requirements, restrictions and limitations. Under the LPC Purchase Agreement, the per share purchase price will be the lesser of the lowest sale price of common stock on the purchase date or the average of the three lowest closing purchase prices during the ten consecutive business days prior to the purchase date. However, LPC is not obligated to purchase shares from the Company on any date that the closing price of the common stock is below $0.04, subject to adjustment upon the occurrence of certain stock related events. The Company may also request that LPC purchase shares under an accelerated purchase notice whereby the per share purchase price will be the lower of (i) 94% of a volume weighted average price calculation as determined under the LPC Purchase Agreement or (ii) the closing price of the common stock on the accelerated purchase date.

Concurrently with the execution of the LPC Purchase Agreement, LPC purchased an initial 4,000,000 shares for gross proceeds of $400.
In consideration for entering into the LPC Purchase Agreement, the Company will issue 9,500,000 shares of common stock to LPC (the ‘Commitment Fee Shares’), 6,000,000 of which upon entering into the agreement and 3,500,000 contingently issuable on a pro rata basis as the Company utilizes the financing arrangement. The agreement will automatically terminate upon the earlier of 30 months (August 2016) or upon full utilization of the purchase commitment.

Issuances through December 31, 2014 and the remaining available amounts under the financing agreement:

	Commitment		Financing
	Fee Shares	Shares Sold	Available
Total under agreement	9,500,000		$20,000
Issued at execution	(6,000,000)	4,000,000
Issued subsequent to execution	(468,001)	26,041,120	(2,674)
Total activity	(6,468,001)	30,041,120	(2,674)
Available for issue at December 31, 2014	3,031,999		$17,326

The fair value of the 6,000,000 Commitment Fee Shares initially issued to LPC was approximately $516 at issue and initially recorded as a deferred funding fee asset. The fee, as well as fair value at issue of subsequent Commitment Fee Shares, has been recognized as additional paid in capital as of December 31, 2014.